SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 3, 2001
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On October 3, 2001, NTL Incorporated issued a press release announcing the successful completion of $250m vendor financing and $294m GE Capital facilities.

     The full text of the Press Release is attached to this report as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated October 3, 2001.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: October 4, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Press release, dated October 3, 2001

                                                                    Exhibit 99.1
NTL LOGO


         NTL INCORPORATED ANNOUNCES COMPLETION OF $250m VENDOR FINANCING
                        AND $294m GE CAPITAL FACILITIES

     New York, New York; (October 3, 2001)- NTL Incorporated (NYSE: NLI; Nasdaq
Europe: NTLI) announced today the successful completion of $250m (169m Pounds Sterling) of vendor financing committed by Cisco Systems ($150m) and the Export Development Corporation of Canada (EDC) in conjunction with Nortel ($100m).

     Of the $250m vendor financing committed, $125m will be used to reduce the working capital facility and $125m represents additional capital available to NTL through an increase to its UK bank facility. The total $250m commitment is predicated upon the Company's expected network equipment orders from both Cisco and Nortel over the next several quarters.

     The vendor financing is in addition to the previously announced and recently closed GE Capital senior secured financing of 200 Pounds Sterling ($294) million which also serves as an increase to the UK bank facility.

-End-
                                   * * * * * *

For more information contact:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, (001) 212 371 5999

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)01256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144, or via e-mail at investorrelations@ntl.com